Plant Acquisition	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Plant Acquisition

14. Plant Acquisition:

On December 20, 2022, we acquired two generating units at the Washington County Power Plant, a four-unit 660 megawatt combustion turbine generation and transmission facility located in Sandersville, Georgia, from Gulf Pacific Power, LLC, an investment fund managed by Harbert Management Corporation. The two acquired units added over 300 megawatts of natural gas-fired capacity to our generation portfolio. As part of the acquisition of the units we assumed an existing power purchase and sale agreement to sell the capacity and associated energy to Georgia Power through May 31, 2024. On June 1, 2024, the output of the acquired units will be available to our subscribing members.

As a result of the power purchase and sale agreement with Georgia Power, our subscribing members are not allowed to take output and we are deferring the current results of operations through the end of the agreement. Residual net results of operations from Washington County, including related interest costs, are being deferred as a regulatory asset. This regulatory asset will be amortized over the then remaining life of the plant, estimated to be 24 years at June 2024.

Some of our members elected to take service (scheduling members) at the end of the power purchase and sale agreement with Georgia Power and some members have elected to defer (deferring members) their share of output until on or before January 2026. Residual net results of operations attributable to the deferring members will also be deferred as a regulatory asset and amortized over the then remaining life of the plant. If a deferring member elects to take service before January 2026, amortization of the regulatory asset will begin upon taking service.

The purchase price was $86,826,000 and the acquisition also included other transaction costs of approximately $1,051,000 (consisting primarily of legal and professional services). We accounted for the acquisition as an asset acquisition. We financed the acquisition on an interim basis through the issuance of commercial paper. We intend to submit a loan application to the Rural Utilities Service for long-term financing of this acquisition. For any amounts not funded through the Rural Utilities Service, we intend to issue first mortgage bonds. We expect that any financing from the Rural Utilities Service or through first mortgage bonds will be secured under our first mortgage indenture.

The following amounts represent the identifiable assets acquired and liabilities assumed in the Washington County acquisition:

Classification
(dollars in thousands)
Recognized identifiable assets acquired and liabilities assumed:
Electric plant in service, net	$80,878
Inventories, at average cost	981
Other current assets	417
Power purchase and sale agreement	4,708
Other current liabilities	(158)
Total identifiable net assets	$86,826